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


Forward Looking Statements
-----------------------------------------------------------------------------

This presentation includes forward looking statements which reflect management's current analysis and expectations, based on reasonable assumptions. Actual results may differ materially from the statements made depending on a variety of factors, including business climate, economic and competitive uncertainties, higher operating costs, reduced levels of beverage consumption in the overall market, risks in developing new products and technologies, foreign exchange rates, and adverse changes in economic and political climates around the world.

This presentation does not constitute an offer to sell, an offer to purchase or a solicitation of an offer to purchase any securities.

Agenda
-----------------------------------------------------------------------------

                o    Company Overview

                o    Organic Growth Drivers

                o    Strategic Imperatives

                o    Innovation & Acquisition

                o    Financial Perspective

                o    Strategic View

Panamco Overview
-----------------------------------------------------------------------------

o    Largest Bottler in Latin America; Third Largest Coca-Cola Bottler

o    Anchor Bottler with 60-Year Coca-Cola Relationship; 25% Shareholder

o    Presence in Eight Countries Across Latin America

o    1.2 Billion Unit Cases in 2001; 0.9 Billion September YTD

o    $2.6 billion Net Sales in 2001; $1.8 billion September YTD

o    Share of Sales: 80% in Colas; 45% in Flavors; 36% in Water

o    Publicly Traded on NYSE; Ticker PB


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Operations In 8 Latin American Countries
-----------------------------------------------------------------------------

                                                                 ANDEAN Region
                                                                 -------------

NOLAD Region                                                     Columbia
------------
                                                                 Venezuela
Mexico
                            [MAP OF LATIN AMERICA]
And

Central America                                                  SOLAD Region
Guatemala                                                        -------------
Nicaragau                                                        Brazil
Costa Rica
Panama

Management Team
-----------------------------------------------------------------------------


                                                   ---------------
                                                  |   Chairman    |
                                                  |Woods W. Staton|
                                                  |30           30|
                                                   ---------------
                                                          |
                             |-----------------------------|
                             |                             |
                      ---------------          -----------------------
                     | Vice Chairman |        |Chief Executive Officer|
       |-------------|Henry Schimberg|        |      Craig Jung       |
       |             |44            2|        |4                     1|
       |              ---------------          -----------------------
       |
       |------------------------------------------------------------------------------------------------------
       |                   |                  |                    |                       |                  |
 -----------------    --------------     --------------    -----------------------    ---------------    ----------------
|  President & GM |  |President & GM|   |President & GM|  |       VP and          |  |      VP       |  |      VP        |
|     NOLAD       |--|  Venezuela   |   |    Brazil    |  |Chief Financial Officer|  |Human Resources|  |General Counsel |
|Ruben Pietropaolo|  |Moises Morales|   | Paulo Sacchi |  |    Annette Franqui    |  |Abilio Gonzalez|  |Carlos Hernandez|
|20              4|  |22           6|   |17          12|  |8                     2|  |20             |  |9              9|
 -----------------    --------------     --------------    -----------------------    ---------------    ----------------
   |
   |
   |  -----------------
   | |    EVP & COO    |
   |-|      Mexico     |                 ----------------------
   | |Juan C. Jaramillo|                |Cumulative Experience |
   | |5               5|                |----------------------|
   |  -----------------                 |                      |
   |                                    |Industry     219 years|
   |  -----------------                 |                      |
   | |  President & GM |                |Panamco       81 years|
   |-| Central America |                 ----------------------
   | |Francisco Vazquez|
   | |16              1|
   |  -----------------
   |
   |  -----------------
   | |  President & GM |
   |-|     Colombia    |
     |   Roberto Ortiz |
     |24              9|
      -----------------

Agenda
-----------------------------------------------------------------------------

                o    Company Overview

     ------->   o    Organic Growth Drivers

                o    Strategic Imperatives

                o    Innovation & Acquisition

                o    Financial Perspective

                o    Strategic View

Organic Growth Drivers
-----------------------------------------------------------------------------

                o    Price / Value Management

                o    Channel and Mix Management

                o    Productivity and Cost Control

                o    Execution amd Culture

Price / Value Management
-----------------------------------------------------------------------------
                         o o o o o o o o o o o o
                  o                                    o
             o                      Low vs High
          o                         KR Presence               o
                                                                    o
       o      Per Bottle                                 Large Format o
              Per Case      o o o o o o o o o o o        Small Format   o
     o                   o                         o      On Premise      o
                      o              By Region        o
    o                     Marginal                                          o
                    o   Contribution          By Channel o
  o                                                                          o
                  o                                       o
 o                                 o o o o                      Single Serve  o
                                o           o              o    Multi Serve
o Review for    o Retailer      o Price/Value o  By Package      Cans &       o
  Opportunities   Mark-up        o          o              o    Fountains
o               o                  o o o o                                    o
                                                           o
o               o                                                            o
                   Gap Vs. Neighbor              By Brand o
 o               o   KO Bottlers                         o                  o
       Avoid       o                                   o       Colas
  o  Transhipments   o    Gap vs.         Ideal       o       Flavors     o
                       o  Pepsi        Architecture o
    o                       o o o o o o o o o o o                      o

       o        10% vs. Pepsi                    Discount Per      o
               Parity vs. Flavors                Oz vs. 12 Oz    o
           o                                         RGB     o
               o                                        o
                         o o o o o o o o o o o o

Price / Value Management
-----------------------------------------------------------------------------


                               Mexico Example

           Before                                    After
--------------------------------------|-----------------------------------------
                                      |
o Aggressive Price Increases          | o Pricing At or Below Rates of Inflation
                                      |
o Price Premium vs. Competitors       | o 10% Premium Coca-Cola vs. Pepsi;
                                      |   Parity on Flavors
                                      |
o Price gaps vs. Neighboring Bottlers | o Gap Closing, Transhipments down
                                      |
                                      |
                                      |

Price / Value Management
-----------------------------------------------------------------------------




                              Mexico Example


                Currency Neutral CSD                                   CSD UC Volume Growth
                Revenue/Case Growth

  7.0%-|                                        7.0%-|                 6.3%
       |                                             |                 ____
  6.0%-|                                        6.0%-|                |    |
       |                                             |                |    |
  5.0%-|                                        5.0% |                |    |
       |                                             |                |    |
  4.0%-|                                        4.0% |                |    |
       |                                             |                |    |      2.9%
  3.0%-|                                        3.0%-|      2.3%      |    |      ____
       |                           1.8%              |      ____      |    |     |    |
  2.0%-|                           ____         2.0%-|     |    |     |    |     |    |
       |                          |    |             |     |    |     |    |     |    |
  1.0%-|                          |    |        1.0%-|     |    |     |    |     |    |
       |                          |    |             |     |    |     |    |     |    |
  0.0%-|------------------------------------    0.0%-|-------------------------------------
       |    |_____|    |    |
 -1.0%-|     1Q02      |2Q02|      3Q02                     1Q02       2Q02       3Q02
       |               |    |
 -2.0%-|               |____|
       |
 -3.0%-|    -0.1%      -2.1%
 |


          * % growth vs. same period last year                  * % growth vs. same period last year

Channel and Package Mix Management
-----------------------------------------------------------------------------

     o   Implement Clear Merchandising Standards by Channel

     o   Upsize Coolers and Increase Cooler Pentration

     o   Manage Mix Within Coolers to Maximize Gross Profit

     o   Grow Number of Displays / Points of Connection

     o   Value Added vs. Price Discount Promotions

     o   Develop Viable and Profitable Alternatives to 2 Liter

Productivity and Cost Control
-----------------------------------------------------------------------------

     o    Asset Structure Rational Relative to Macro-Economics

     o    Elimination of All Non Value-Added Activities

     o    Monthly Performance Package and Cost Reviews

     o    Productivity and Scorecard All Levels (Month, Quarter, YTD)

     o    Objective: Recurring Reduction in COE Per Physical Case

Execution and Culture
-----------------------------------------------------------------------------

                             Operating Principles


1. Act Now. Do It Today.  Get Results.                    3.  Set Targets.  Keep Score.  Win.
   ------------------------------------                       -------------------------------

   o  Sense of urgency                                        o  Set priorities, focus, simplify
   o  There is no tomorrow                                    o  Plan performance, set clear goals
   o  Fix it today                                            o  Performance scorecards at all levels
   o  Every case lost today is lost forever                   o  Every front-line job has targets
   o  Our success is built on passion                         o  Clear accountability for results


2. Drive Success Region-by-Region.                        4.  Strength.  Honor. Fun.
   ------------------------------------                       ---------------------------------

   o  Treat every sales region as unique                       o  The right people, in the right jobs
   o  Build plans by market and channel                        o  Absolute integrity
   o  Know, service, value every customer                      o  Treat everyone fairly, and with dignity
   o  Understand, out-think our competition                    o  Every individual is important
   o  Involved and visible in the community                    o  Celebrate our wins/successes


Summary
--------------------------------------------------------------------------------


Price/Value
Management

                ------------------------->      ------------------------------
                                                | Drive Top Line Growth       |
                                                 -----------------------------


Channel/Mix
Management



Productivity and
  Cost Control                                  -----------------------------
                ------------------------->      | Drive Consistent           |
                                                |   Profit Growth            |
                                                -----------------------------

Execution and Culture

Summary
-------------------------------------------------------------------------------


                                --------------
                               |Mexico Example|
                                --------------

                                 COP Margins*

50.0%|
     |
     |                         [Diagonal Arrow
     |                           Pointing Up
40.0%|                            and Right]
     |
     |
     |
30.0%|
     |                                                  24.3%
     |                          23.5%                   _____
     |     22.5%                _____                   |   |
     |     _____                |   |                   |   |
20.0%|     |   |                |   |                   |   |
     |     |   |                |   |                   |   |
     |     |   |                |   |                   |   |
     |     |   |                |   |                   |   |
10.0%|     |   |                |   |                   |   |
     |     |   |                |   |                   |   |
     |     |   |                |   |                   |   |
     |     |   |                |   |                   |   |
 0.0%|--------------------------------------------------------------|
          1Q02                  2Q02                    3Q02



        *  Excluding Facilities Reorganization and Other Charges

Agenda
------------------------------------------------------------------------------


                            o Company Overview

                            o Organic Growth Drivers

              ---------->   o Strategic Imperatives

                            o Innovation & Acquisition

                            o Financial Perspective

                            o Strategic View

Strategic Imperatives
-------------------------------------------------------------------------------

                            o Single Serve Growth

                            o Profitable Multi-Serve Growth

                            o Productivity and Cost Control

                            o Flawless Execution

Managing the Business for the Long-Term
In Difficult Macroeconomic Environments
-----------------------------------------------------------------------------

o    NOLAD:

     o    Sustainable Pricing Architecture to Drive Top Line Growth
     o    Maintain Share vs. New Entrants (PBG, Kola Real)
     o    Aggressive Cost Control to Improve COP Margin

o    Columbia

     o Price Behind Inflation and Invest In Marketing to Restore Category and Panamco Volume Growth
     o    Aggressive Cost control to Deliver Profit Growth

o    Venezuela

     o    Price at Parity vs. Pepsi
     o    Leverage Infrastructure on Returnable Packages
     o Aggressive Cost Control to Maximize Profitability in Tough Macroeconomic Environment

o    Brazil

     o Top Line Improvement Through an Aggressive Pricing Strategy and Rebuilding of the Sales Force
     o    Focus on Profitability and Maintaining Share

Agenda
------------------------------------------------------------------------------


                            o Company Overview

                            o Organic Growth Drivers

                            o Strategic Imperatives

                --------->  o Innovation & Acquisition

                            o Financial Perspective

                            o Strategic View

Innovation and Acquisition
-----------------------------------------------------------------------------


o    Converting Risco Brand to Ciel:

     o Panamco Reached Agreements with TCCC to Convert its Risco Water Volume in Mexico to Coca-Cola Brand Ciel for a Total Consideration of $65 Mi1lion.

     o Growth and Profitability will Benefit from the Marketing and Distribution of a Nationally Available and Advertised Water Brand in Mexico.


o    Panama Acquisition:

     o Panamco, Through the Joint-Venture, CA Beverages, Acquired Direct Control of Coca-Cola de Panama.

     o Acquisition is Expected to be Accretive, is Strategic, and will Reduce Overall Risk by Adding Dollar-Denominated Profits.

     o Coca-Cola de Panama had Estimated Share of Sales of 60% in 2001, Volume Sales of 18.9 Million Unit Cases in 2001, and Generated Revenues and Cash Operating Profit of $62.1 Million and $9.2 Million, Respectively.

Agenda
------------------------------------------------------------------------------


                            o Company Overview

                            o Organic Growth Drivers

                            o Strategic Imperatives

                            o Innovation & Acquisition

                --------->  o Financial Perspective

                            o Strategic View

YTD 2002 Financial Performance
-----------------------------------------------------------------------------

Financial Statistics -- Nine Months Ended September 30, 2002
(All in Millions, Unless Otherwise Stated)

                         2002 Act*       2001 Act*       % Change
                         ---------       ---------       --------
Volume Growth                1.8%

Sales                    $1,811.4        $1,944.3          (6.8%)

COP                        $321.2          $401.6         (20.0%)

Operating Profit           $181.3          $220.5         (17.8%)

Net Profit                  $61.1           $91.7         (33.4%)

EPS                         $0.13           $0.72          (5.4%)


* Excludes Facilities Reorganization and Other Charges

Long-Term Value Creation
-----------------------------------------------------------------------------

An Optimal Allocation of Capital has Improved Free Cash Flow

                                     1998     1999     2000     2001
                                    ------   ------   ------   ------
Net Income                           $120    ($60)   ($505)     $118

Free Cash Flow Before Investments    $409     $211     $220     $355

Capital Expenditures               ($427)   ($238)     $203   ($136)

Investments & Others               ($120)   ($188)      $73      $34

Dividends Paid                      ($32)    ($32)    ($32)    ($33)

FCF After Investment               ($169)   ($246)      $58     $220

FCF as % of Revenues               (6.1%)  (10.2%)     2.2%     8.3%

Long-Term Value Creation
-----------------------------------------------------------------------------

And Allowed us to Reduce Debt by Almost 30% Since Plan was Announced


                   Q3 2000        Q3 2002        Reduction        % Reduction
                   -------        -------        ---------        -----------
Total Debt          $1,273           $913*            $360            (28.3%)

Cash &
Equivalents           $147            $55              $92            (62.6%)

Net Debt            $1,125           $858             $267            (23.7%)


Note: Includes Debt from Panamanian Transaction

Agenda
------------------------------------------------------------------------------


                            o Company Overview

                            o Organic Growth Drivers

                            o Strategic Imperatives

                            o Innovation & Acquisition

                            o Financial Perspective

                --------->  o Strategic View

Strategic View
-----------------------------------------------------------------------------

                o    Criteria for Acquisition:

                        o    Accretive to Shareholders.

                        o    Contiguous Territories that Drive Synergies.


                o On December, Panamco will Present Strategic and Operating Plan for Board of Directors Approval.